                                           Nations Government Income
                                             Term Trust 2004, Inc.



                                                   S E M I

                                                 A N N U A L

                                                 R E P O R T

                                       For the Period Ended June 30, 2002






                                                                       NATIONS
                                                                    GOVERNMENT
                                                                   INCOME TERM
                                                                    TRUST 2004


          NOT                                                   MAY LOSE VALUE
          FDIC
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA CORPORATION ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the semiannual report for Nations Government Income Term Trust 2004, Inc. (the "Company") for the six-month period ending June 30, 2002, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGF." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about February 28, 2004.

PORTFOLIO PERFORMANCE*

For the six-month period ending June 30, 2002, the Company distributed net investment income of $0.23 per share. The June monthly dividend rate was $0.0351 per share, which equates to an annualized yield of 4.21%, based on the initial offering price of $10.00 per share and an annualized yield of 4.14%, based upon the closing market price of $10.17 per share on June 30, 2002. In June, the dividend was adjusted downward based on a number of factors, including yields on comparable products, the approaching terminal date of the Company and the request by the investment adviser and administrator to the Company, Banc of America Advisors, LLC to eliminate the advisory fee waiver and reduce the administrative fee waiver currently in effect.

The net asset value of the Company's shares on June 30, 2002 was $10.38 per share. The Company's total return for the six-month period was 2.48%, based on its net asset value at the end of the period.

MARKET ENVIRONMENT

Geopolitical concerns, corporate governance issues and stock market weakness exerted the most influence over the bond market during the period just ended. The economy rebounded sharply during the first quarter of 2002, only to contract just modestly during the second. The Federal Reserve Board (the "Fed") completed its easing program last December and has remained on the sideline this year. U.S. Treasury yields oscillated, as yields rose and fell with the strength of the economy. The two-year Treasury finished the period 25 basis points lower at a yield of 2.80%, while the long bond actually rose 3 basis points to 5.51%. The stock market was range bound for most of the period before faltering late in the period, as it digested the continued barrage of corporate accounting concerns. The yield curve steepened, spurred on by the absence of Fed activity and periodic flights to quality.

All non-Treasury bond market sectors except corporate bonds outperformed U.S. Treasuries during the period. Leading the way were mortgage-backed securities, which offered a safe-haven alternative with yield and no credit risk to those concerned with corporate earnings and accounting practices. Aggressive downgrading actions by rating agencies, combined with late period weakness in the dollar, helped corporate bonds complete one of their worst relative performance periods in several years.

MARKET OUTLOOK

After faltering somewhat in the second quarter, the economic recovery appears to be accelerating. Unemployment claims have declined, layoff announcements have dried up, factory orders and manufacturing activity have picked up and even capital spending has nodded higher. While the stock market has failed to project this improvement, we feel this disconnect is due more to accounting irregularities than future economic problems. We believe newly found accounting conservatism could eventually be a positive for our markets, as investors regain confidence in the markets. In our opinion, yield levels and the bond market should stay "range bound" with the Fed on hold until next year and no apparent inflation threat on the horizon. We believe that corporate bonds may do better once the decks are cleared from the spate of negative accounting and rating uncertainties. Eventually, we believe, interest rates will increase again, as the Fed

---------------

*THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

comes into play from the tightening side. We feel, however, that any interest rate increase is likely to be several months away.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

June 30, 2002

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF NET ASSETS                              JUNE 30, 2002 (UNAUDITED)

PRINCIPAL                                            VALUE
 AMOUNT                                              (000)
------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 3.4%
            FEDERAL HOME LOAN MORTGAGE
            CORPORATION (FHLMC) -- 1.4%
 $   506      GOLD 5.500% 06/01/03...............   $    518
   1,117      GOLD 6.000% 08/01/03...............      1,147
       1      GOLD 8.000% 11/01/03...............          1
                                                    --------
                                                       1,666
                                                    --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) -- 2.0%
   1,307      6.500% 01/18/04....................      1,339
   1,106      REMIC: Certificate G93-32 H, CMO,
                AD, 6.750% 09/25/03..............      1,129
                                                    --------
                                                       2,468
                                                    --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $4,059)......................      4,134
                                                    --------
            MUNICIPAL BONDS AND NOTES -- 11.9%
            ILLINOIS -- 3.0%
   3,845      University of Illinois, Revenue
                Bonds, Auxiliary Facilities,
                Series 1991, (AMBAC Insured),
                2.310%** 04/01/04................      3,694
            KENTUCKY -- 1.6%
   2,000      Kentucky State Turnpike Authority,
                Economic Development Revenue,
                Capital Appreciation, Series
                1992, (FGIC Insured),
                2.260%** 01/01/04................      1,934
            TEXAS -- 6.1%
              Lower Colorado River Authority,
   2,080        Texas, Revenue Bonds, Capital
                Appreciation, Series 1991B,
                (AMBAC Insured),
                2.280%** 01/01/04................
                                                       2,010
   2,500      San Antonio, Texas, Electric & Gas
                Revenue, Capital Appreciation,
                Series 1989A, (AMBAC Insured),
                2.270%** 02/01/04................      2,412
   3,165      Texas State, GO, Capital
                Appreciation, Series 1992, (FGIC
                Insured), 2.250%** 04/01/04......      3,043
                                                    --------
                                                       7,465
                                                    --------
            WASHINGTON -- 1.2%
   1,500      Washington State, Public Power
                Supply System Revenue, Series
                1990, (MBIA-IBC Insured),
                2.320%*** 07/01/04...............      1,432
                                                    --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $13,832).....................     14,525
                                                    --------
            U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS -- 72.3%
            FEDERAL HOME LOAN BANK
            (FHLB) -- 12.3%
  10,400      6.375% 11/14/03....................     10,881
   4,000      5.100% 02/05/04....................      4,123
                                                    --------
                                                      15,004
                                                    --------

PRINCIPAL                                            VALUE
 AMOUNT                                              (000)
------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE
            CORPORATION (FHLMC) -- 13.6%
 $15,900      5.250% 02/15/04....................   $ 16,546
                                                    --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) -- 35.5%
  12,900      5.750% 04/15/03....................     13,263
     216      7.000% 08/01/03....................        222
  41,805      4.750% 03/15/04....................     43,138
                                                    --------
                                                      56,623
                                                    --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) CERTIFICATES -- 10.9%
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $85,327).....................     88,173
                                                    --------
            U.S. TREASURY OBLIGATIONS -- 8.0%
              (Cost $9,072)
            U.S. TREASURY NOTES -- 8.0%
   9,220      5.875% 02/15/04....................      9,702
                                                    --------
            SHORT TERM INVESTMENTS -- 3.2%
            FEDERAL HOME LOAN MORTGAGE
              CORPORATION
            (FHLMC) CERTIFICATES -- 1.7%
   2,100      Discount note 09/20/02.............      2,092
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) CERTIFICATES -- 1.5%
     600      Discount note 07/03/02.............        600
   1,250      Discount note 07/24/02.............      1,249
                                                    --------
                                                       1,849
                                                    --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $3,940)......................      3,941
                                                    --------
            TOTAL INVESTMENTS
              (Cost $116,230*)............   98.8%  $120,475
                                                    --------
            OTHER ASSETS AND LIABILITIES
              (NET).......................    1.2%
            Cash.................................   $    132
            Interest receivable..................      1,450
            Investment advisory fee payable......        (50)
            Administration fee payable...........         (9)
            Accrued Trustees' fees and
              expenses...........................         (1)
            Accrued expenses and other
              liabilities........................        (51)
                                                    --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)..............................      1,471
                                                    --------
            NET ASSETS....................  100.0%  $121,946
                                                    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)                  JUNE 30, 2002 (UNAUDITED)

                                                   VALUE
                                                   (000)
----------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income.............................   $  4,389
          Accumulated net realized gain on
            investments sold...................        724
          Net unrealized appreciation of
            investments........................      4,245
          Paid-in capital......................    112,588
                                                  --------
          NET ASSETS...........................   $121,946
                                                  ========
          Net asset value per share
            ($121,946,023 / 11,743,524 shares
            of common stock outstanding).......     $10.38
                                                  ========

---------------

  *  Federal income tax information (see Note 5).
 ** Zero Coupon Security. The rate shown is the effective yield at June 30, 2002.

ABBREVIATIONS:

    AD          Accretion Directed
    AMBAC       American Municipal Bond Assurance Corporation
    CMO         Collateralized Mortgage Obligation
    FGIC        Financial Guaranty Insurance Company
    GO          General Obligation
    MBIA-IBC    Municipal Bond Insurance Association -- Insured
                Bond Certificate
    REMIC       Real Estate Mortgage Investment Conduit

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF OPERATIONS (UNAUDITED)

For the six months ended June 30, 2002

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        2,958
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                301
Administration fee..........................................                151
Transfer agent fees.........................................                 32
Legal and audit fees........................................                 35
Custodian fees..............................................                  3
Directors' fees and expenses................................                  6
Printing expense............................................                 19
Other.......................................................                 28
                                                                 --------------
    Total expenses..........................................                575
Fees waived by investment advisor and administrator.........               (370)
Fees reduced by credits allowed by the custodian............                 (1)
                                                                 --------------
    Net expenses............................................                204
                                                                 --------------
NET INVESTMENT INCOME.......................................              2,754
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                (15)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                247
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......                232
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        2,986
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                   6/30/02        YEAR ENDED
                                                                 (UNAUDITED)      12/31/01
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        2,754    $        6,206
Net realized gain/(loss) on investments.....................               (15)            1,305
Net change in unrealized appreciation/(depreciation) of
  investments...............................................               247             3,190
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             2,986            10,701
Distributions to shareholders from net investment income....            (2,702)           (5,496)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................                --                (9)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................               284             5,196
                                                                --------------    --------------
NET ASSETS:
Beginning of period.........................................           121,662           116,466
                                                                --------------    --------------
End of period...............................................    $      121,946    $      121,662
                                                                ==============    ==============
Undistributed net investment income at end of period........    $        4,389    $        4,337
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Government Income Term Trust 2004, Inc.
  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                           SIX
                                         MONTHS
                                          ENDED         YEAR         YEAR        YEAR         YEAR         YEAR
                                        6/30/02#        ENDED       ENDED        ENDED        ENDED        ENDED
                                       (UNAUDITED)    12/31/01#    12/31/00    12/31/99#    12/31/98#    12/31/97#
                                       ---------------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................    $  10.36      $   9.92     $   9.56    $  10.00     $   9.73     $   9.27
                                        --------      --------     --------    --------     --------     --------
Income from investment operations:
Net investment income...............        0.23          0.53         0.59        0.62         0.65         0.74
Net realized and unrealized
  gain/(loss) on investments........        0.02          0.38         0.26       (0.49)        0.19         0.29
                                        --------      --------     --------    --------     --------     --------
Net increase/(decrease) in net
  assets resulting from investment
  operations........................        0.25          0.91         0.85        0.13         0.84         1.03
Dividends from net investment
  income............................       (0.23)        (0.47)       (0.52)      (0.59)       (0.59)       (0.61)
Increase from repurchase of common
  shares............................          --            --*        0.03        0.02         0.02         0.04
                                        --------      --------     --------    --------     --------     --------
Net asset value, end of period......    $  10.38      $  10.36     $   9.92    $   9.56     $  10.00     $   9.73
                                        ========      ========     ========    ========     ========     ========
Market value, end of period.........    $ 10.170      $ 10.170     $  9.438    $  8.875     $  9.438     $  8.813
                                        ========      ========     ========    ========     ========     ========
Total return++......................        2.28%        12.95%       12.60%       0.24%       14.27%       18.24%
                                        ========      ========     ========    ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (000).....    $121,946      $121,662     $116,466    $115,432     $124,379     $124,403
Ratio of operating expenses to
  average net assets................        0.34%+        0.25%        0.19%       0.21%        0.26%        0.27%
Ratio of operating expenses to
  average net assets without fees
  reduced by credits allowed by the
  custodian.........................        0.34%+##      0.25%##      0.20%       0.22%        0.28%        0.28%
Ratio of net investment income to
  average net assets................        4.57%+        5.18%        6.06%       6.36%        6.56%        7.86%
Portfolio turnover rate.............           1%           56%         125%         26%          39%          11%
Ratio of operating expenses to
  average net assets without
  waivers, expenses reimbursed
  and/or fees reduced by credits
  allowed by the custodian..........        0.96%+        0.96%##      0.90%       0.92%        1.00%        0.99%

---------------

  +  Annualized.
 ++  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.
  #  Per share net investment income has been calculated using the monthly average shares method.
 ##  The effect of the custodial expense offset (note 2) on the operating expense ratio, with and without waivers was less than
     0.01%.
  *  The effect of repurchase of common shares during the year was less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Nations Government Income Term Trust 2004, Inc. (the "Company") was incorporated under the laws of the State of Maryland on November 3, 1993, and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on February 28, 1994.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis.

When-issued/delayed-delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Company enters into such transactions, the Company instructs its custodian to segregate liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income monthly to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the period January 1, 2002 through May 31, 2002, BA Advisors voluntarily waived all of its fees. Effective June 1, 2002, BA Advisors discontinued its voluntary waiver of advisory fees.

The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net assets. For the period January 1, 2002 through May 31, 2002, BACAP voluntarily waived all of its fees. Effective June 1, 2002, BACAP discontinued its voluntary waiver of sub-advisory fees.

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

BA Advisors is also the Company's administrator. In its role as administrator, BA Advisors supervises the Company's overall day-to-day operations and provides certain administrative services. BA Advisors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BA Advisors, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the six months ended June 30, 2002, BA Advisors voluntarily waived administration fees of $118,986.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BA Advisors and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BA Advisors by the Company for administrative services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the six months ended June 30, 2002, expenses of the Company were reduced by $1,484 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2002, were $1,123,549 and $2,271,019, respectively.

4.  COMMON STOCK

At June 30, 2002, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the six months ended June 30, 2002 and the year ended December 31, 2001, the Company repurchased shares of its common stock in the open market at an average discount of approximately 0% and 6%, respectively, from its net asset value. All repurchased shares have been retired by the Company.

Common stock transactions were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                  06/30/02            12/31/01
                                                              -----------------   ----------------
                                                              SHARES    AMOUNT    SHARES   AMOUNT
                                                              ------------------------------------
Shares repurchased by the Company...........................    (0)       $(0)    (1,000)  $(9,500)
                                                                --        ---     ------   -------

5.  INCOME TAXES

At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $116,228,510. Net unrealized appreciation of $4,246,364 on investment securities was comprised of gross appreciation of $4,246,391 and gross depreciation of $27 for federal income tax purposes.

The Company utilized $763,787 of capital loss carryforward during the year ended December 31, 2001.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the Company elected to defer losses of $4,352 under these rules.

Nations Government Income Term Trust 2004, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in

Nations Government Income Term Trust 2004, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2004, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Government Income Term Trust 2004, Inc.
  ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On April 25, 2002, the Company held its Annual Meeting of Stockholders. Thomas
F. Keller was elected as a Director of the Company by the following votes:

Shares voted in favor........  10,229,114
Shares withheld..............         327

 12
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PO Box 34602
Charlotte, NC 28254-4602
Toll Free 1.800.231.7854









2004SAR 06/02